MERIT SECURITIES CORPORATION


Monthly Payment Report

Payment Statement
MERIT Series 3
Payment Date:     28-Jul-97
Reporting Month:  June

                  Class
                  Interest      Beginning        Interest      Interest     Principal     Total         Applied Ending
Class             Rate          Balance          Accrual       Payment      Payment       Distribution  Losses  Balance
Merit 3 Class A    6.237500%    $52,609,573.69   $273,460.18   $273,460.18  $1,755,908.88 $2,029,369.06 $0.00   $50,853,664.81
Merit 3 Class B   15.000000%    $13,585,736.00   $169,821.70   $169,821.70          $0.00   $169,821.70 $0.00   $13,585,736.00

                                $66,195,309.69   $443,281.88   $443,281.88  $1,755,908.88 $2,199,190.76 $0.00   $64,439,400.81

Class               CUSIP               Priority  Principal Type   Interest Type
Merit 3 Class A     589962AG4           Senior    Sequential       Floater
Merit 3 Class B     589962AH2           Senior    Sequential       Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 3

Payment Date:     28-Jul-97
Reporting Month:  June


                                                                 Interest    Interest    Principal
                Original        Original  Integral     Record    Accrual     Payment     Payment     Ending         Remaining
Class           Balance         Pct Pool  Denomination Date      Factor      Factor      Factor      Balance        Principal
Merit 3 Class A $144,348,444.00 85.00%    $1,000.00    30-Jun-97  1.89444494  1.89444494 12.16437692 $50,853,664.81 0.35229798
Merit 3 Class B  $13,585,736.00  8.00%    $1,000.00    30-Jun-97 12.50000000 12.50000000  0.00000000 $13,585,736.00 1.00000000

                $157,934,180.00                                                                      $64,439,400.81

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 3
Payment Date:   28-Jul-97
Report Date:    June

Collateral Proceeds Account


Beginning Balance                                    $0.00

Deposits                                                       Withdrawals

Interest Net of Servicing Fee                  $601,465.71     Interest Payments                $443,281.88
Principal                                    $1,755,908.88     Principal Payments             $1,755,908.88
Deposits From Reserve Fund                           $0.00     Surplus                          $147,980.92
Other Deposits                                       $0.00     FSA Fee                           $10,202.91
                                                               Discount Principal Reserve             $0.00


Total Deposit                                $2,357,374.59     Total Withdrawals              $2,357,374.59



                                                               Ending Balance                         $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 3

Payment Date:         28-Jul-97
Reporting Month       June

Reserve Funds and Subordination

                         Initial Coverage     Beginning Coverage    Adjustments Losses(1)  Insured Balance Ending Coverage
Type
Pool Over Collaterization 7.00% $11,887,519.82 15.21% $11,875,174.95 $0.00       $36,219.71 $76,314,575.76  15.56% $11,875,174.95


Insurance

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,619,994.00 42.47% $2,619,944.00 $0.00       $0.00  $5,936,297.11   44.13% $2,619,944.00

Surplus Summary

Class                      Total  Distribution
Surplus                    $147,980.92

Delinquency Statistics
                                   Current                % of
                        # of Loans Balance                Current Balance
30+ Days                16          $1,931,880             2.53%
60+ Days                 8          $1,266,000             1.66%
90+ Days                26          $4,561,481             5.98%
Foreclosure             16          $2,902,106             3.80%
REO                     24          $3,910,460             5.12%

Totals                  90         $14,571,927            19.09%


Advances on Delinquencies                                      $135,758.28
Non-Recoverable Advances on Delinquencies                            $0.00

(1) Adjustments and Losses are first charged/credited to Surplus distribution, and second to Pool Overcollateralization, if Surplus would otherwise be less than $0.00.